Exhibit 10.1

SECOND AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the “Second Amendment”) is made as of this 5 day of July, 2016, by and between ERBA Diagnostics, Inc., a Delaware corporation (the “Company”), and Mohan Gopalkrishnan (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain Employment Agreement, dated effective as of June 1, 2014 (the “Employment Agreement”);

WHEREAS, the Company and the Executive are parties to that certain Amendment to Employment Agreement, dated as of May 26, 2016 (the “First Amendment”), pursuant to which, among other things, the Executive’s annual base salary was increased, effective as of June 1, 2016, from $230,000 to $300,000;

WHEREAS, the Executive has elected to forego such increase in annual base salary, to be retroactively effective as of June 1, 2016; and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement, as amended by the First Amendment, in the manner set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby mutually agree as follows:

1.       Base Salary. The Executive’s annual base salary shall, effective as of June 1, 2016, be decreased from $300,000 to $230,000. Accordingly, the first sentence of Section 3(a) of the Employment Agreement, as amended by the First Amendment, is hereby further amended, effective as of June 1, 2016, to delete the dollar amount of “$300,000” and to replace it with the dollar amount of “$230,000”.

2.       Miscellaneous. The validity, interpretation, construction and performance of this Second Amendment shall be governed by the laws of the State of Florida, without regard to its conflicts of law principles. Except as specifically amended by this Second Amendment, the Employment Agreement, as amended by the First Amendment, shall remain unaffected and in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, each of the Company and the Executive has duly executed this Second Amendment as of the day and year first above set forth.

COMPANY:		EXECUTIVE:

ERBA Diagnostics, Inc., a Delaware corporation

By:	/s/ Suresh Vazirani	/s/ Mohan Gopalkrishnan
	Suresh Vazirani,	Mohan Gopalkrishnan
Executive Chairman